10.2

THIS OPTION AND THE UNDERLYING SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NO SALE OR TRANSFER THEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

            Right to Purchase up to 800,000 shares of Common Stock
                                      -of-
                             BEVERLY HOLDINGS, INC.
                             ----------------------

                          Common Stock Purchase Option

         BEVERLY HOLDINGS, INC., a Nevada corporation (the "Company"), hereby certifies that the holder of this Option identified on the signature page hereof or its assigns (the "Optionor" or the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., California time, on December 31, 2001 (the "Exercise Period"), the number of fully paid and non-assessable shares of Common Stock, par value $.001 per share, of the Company set forth on the signature page hereof (the "Option Shares"), at a purchase price per share of One Dollar (USD$1.00) per share (such purchase price per share as adjusted from time to time, as herein provided, is hereinafter referred to as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.
         As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:
                                    (c)     The  term  "Company"  shall  include
         BEVERLY HOLDINGS, INC. and any corporation or other entity that shall succeed or assume the obligations of the Company hereunder.

                                    (d)     The term  "Common  Stock" shall mean
         the Company's Common Stock, par value $.001 per share, as authorized on the date hereof.

                                    (e)     The term  "Option"  shall  mean this
         Common Stock Purchase Option. (f) The term "Option Shares" shall mean the shares of Common Stock issuable upon exercise of this Option.

         2.   Exercise of Options.
              -------------------
                  2.1.Full Exercise. This Option may be exercised as to the Option Shares in full by the Holder hereof (without the payment of any further consideration than the aggregate Purchase Price) by surrender of this Option, with the attached form of subscription duly executed by such Holder and payment in the amount of the Purchase Price in form and substance satisfactory to the Company and that the Company has received payment in cash for each such Option Share, in aggregate, to the Company at its principal office.
                  2.2. Partial Exercise. This Option may be exercised in part as to the Option Shares by the Holder hereof (without the payment of any further consideration) by surrender of this Option in the manner and at the place provided in Section 1.1. On any such partial exercise, the Company at its expense will forthwith issue and deliver to the Holder hereof a new Option or Options of like tenor, in the name of the Holder hereof, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Option or Options may still be exercised.
         3.  Delivery  of  Stock  Certificates,  etc.  on  Exercise.  As soon as practicable after the exercise of this Option in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock. The Company shall issue fractions of shares of Common Stock on the exercise of this Option to the extent required.
         4. Adjustments upon Changes in Capitalization. The total number of shares of Common Stock which may be purchased upon the exercise of this Option shall be appropriately adjusted by the Company for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock dividend, subdivision, combination, or reclassification of shares or any other change in the corporate structure or shares of the Company.
         5.   Notices of Record Date.  In the event of
              ----------------------
                                    (a) any taking by the Company of a record of
                  the Holders of any class or securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock or any class or any other securities or property, or to receive any other right, or
                                    (b)  any  capital   reorganization   of  the
                  Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or
                                    (c) any     voluntary     or     involuntary
                  dissolution, liquidation or winding- up of the Company, or

                                    (d)  any  proposed  issue  or  grant  by the
                  Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Option), then and in each such event the Company will mail or cause to be mailed to each Holder of this Option a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the Holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

         6. Reservation of Stock, etc., Issuable on Exercise of this Option. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Option, all shares of Common Stock from time to time issuable on the exercise of this Option.

         7. Representations and Warranties. The Holder represents and warrants to the Company that:

                                    (a) It has received, reviewed and been given
                  full access to information appropriate to its determination of whether to invest in the Company; it has further been given an opportunity to discuss issues relevant to its determination of whether to invest in the Company with principals of the Company.
                                    (b) The  undersigned has full legal capacity
                  to enter into this Option and has sufficient business and investment experience to make an independent evaluation of the merits and risks of an investment in the Company.
                                    (c) The undersigned  has carefully  reviewed
                  the merits and risks of, and other considerations relating to, a possible investment in the Company.
                                    (d) The  undersigned has read and understood
                  the restrictive legends set forth in this Option and understands that the exercise of the Option, and the resulting issuance of the Company's common stock, is subject to various restrictions; that the common stock underlying the Option have not and will not be registered under the Securities Act of 1933, as amended, or under the securities laws of any state, that the common stock underlying the Option cannot be sold until they are registered under said Act, or are otherwise exempt from registration or qualification thereunder; that the Company will not record the sale or other transfer of any of the common stock underlying the Option without compliance with said securities laws; and that the Holder must bear the economic risk of ownership of the common stock underlying the Option for an indefinite period of time. The undersigned, on behalf of the Holder, shall not sell, assign, transfer or otherwise dispose of all or any part of the common stock or its interest therein except in compliance with applicable U.S. Federal and State securities laws.
                                    (e)   The   undersigned   understands   that
                  Holder's investment in the common stock underlying the Option is not liquid and that such investment is speculative and involves considerable risk. The undersigned, on behalf of the Holder, has adequate means of providing for its current needs and personal contingencies and has no need for liquidity in this investment.
                                    (f) Except for this  Option  Agreement,  and
                  any other information that its advisors have requested and received directly from the Company, neither the undersigned nor its advisors have been furnished any other offering material or literature upon which we have relied in connection with the determination of whether or not to purchase the common stock underlying the Option.
                                    (g)  The   undersigned   and  the   Holder's
                  advisors, if any, have had an opportunity to review all the pertinent facts, to ask questions, and to obtain any additional information, to the extent possessed or obtainable without unreasonable effort and expense, regarding the Company, its key employees, its business, financial condition, the offering of the Option and the common stock underlying such Option, the risks of investment in the Company and any other matters relating to any of the above, and any additional information necessary to verify the accuracy of any representation made or information set forth by the Company. The Company has supplied all material requested, if any, and has given complete and satisfactory answers to all inquiries, if any, that the Holder's advisors and the undersigned have put to it concerning the matters listed above.
                                    (h)  All  information  the  undersigned  has
                  supplied in the Option Agreement is true, accurate, and complete and fairly reflects the situation to the best of the undersigned's knowledge.
                                    (i) The offer and sale of the  common  stock
                  underlying the Option to the Holder has been made in an offshore transaction, meaning the offer was made to the Holder outside the United States and, if the Option is exercised, the Holder is buying the common stock underlying the Option outside the United States. The undersigned certifies that he is not a U.S. person and that the Holder is not a U.S. entity, meaning that neither he nor the Holder resides or is domiciled in the United States of America, its territories or possessions, or any State of the United States, or the District of Columbia.
                                    (j) Neither the undersigned, nor the Holder,
                  is acquiring the common stock underlying the Option as part of any activity undertaken for the purpose of conditioning the market for common stock in the United States and will not refer to its purchase of the common stock in any advertisement in any publication of general circulation in the United States.
                                    (k) The  undersigned  understands  that  the
                  information provided by the Company in connection with the purchase of the common stock underlying the Option does not constitute legal, investment, tax or other advice.
                                    (l) The Holder acknowledges that a legend to
                  the following effect will appear or be deemed to appear upon any certificate representing the common stock underlying the
                  Option:


         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES CANNOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT, OR (B) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         8. Replacement of this Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Option and, in the case of any such loss, theft or destruction of any Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Option, the Company at Holder's expense will execute and deliver, in lieu thereof, a new Option of like tenor.
         9. Option Agent. The Company may, by written notice to the Holder of this Option, appoint an agent for the purpose of issuing Common Stock on the exercise of this Option pursuant to Section 1 hereof and replacing Options pursuant to Section 6 hereof, or either of the foregoing, and thereafter any such issuance or replacement, as the case may be, shall be made at such office by such agent.
         10. Negotiability, etc. This Option is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:
                  If in compliance with all applicable law, this Option is fully assignable by the Holder without the Company's prior written consent; and

                  Until the Company receives written notice of any transfer of the Option, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes.

         11. Notices, etc. All notices and other communications from the Company to the Holder of this Option shall be mailed by first class registered or certified mail, postage prepaid, or Federal Express or any other generally recognized overnight courier at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Option who has so furnished an address to the Company.
         12. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option shall be construed and enforced in accordance with and governed by the laws of the State of California. The headings in this Option are for purposes of references only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. If any arbitration, litigation, action, suit, or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Option, in relation to a breach of this Option or pertaining to a declaration of rights under this Option, the prevailing party will recover all such party's attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

Dated as of April ___, 2001
                                      BEVERLY HOLDINGS, INC.



                                      By:
                                      Title: ________________________________


OPTION HOLDER:

INTERNATIONAL FIDUCIARY TRUST & HOLDINGS, S.A.

Number of Option Granted:           800,000 shares

                              FORM OF SUBSCRIPTION
                 (To be signed only on exercise of this Option)
                OPTION EXERCISE NOTICE AND SUBSCRIPTION AGREEMENT


Attention:  Corporate Secretary


         1. Exercise of Option. The undersigned ("Purchaser") hereby elects to purchase __________________________ shares (the "Shares") of common stock, $.001 par value, of Beverly Holdings, Inc. (the "Company"), pursuant to the stock option agreement as of April ___, 2001, by and between ___________________ and the Company (the "Option"). All capitalized terms not otherwise defied herein shall have the meanings set forth in the Option.

          2. Representations of Purchaser. Purchaser represents and Options to the Company that:

                                    (a)  Purchaser   has   received,   read  and
                  understands: (i) the Option; and (ii) this Option Exercise Notice and Agreement ("Agreement") and agrees to be bound by the terms and conditions thereof.
                                    (b) Purchaser has access to all  information
                  regarding the Company and its present and prospective business, assets, liabilities and financial condition which have been filed with the Securities and Exchange Commission pursuant to Section 13 of the Securities Act of 1934, as amended (the "Exchange Act"), and Purchaser has had the opportunity to ask questions of the Company's representatives concerning such matters and this investment.
                                    (c) Purchaser is fully aware that investment
                  in the Shares involves risk and that no assurances can be given as to the future performance of the Shares.
                                    (d) If Purchaser is "directly or  indirectly
                  the beneficial owner of more than 10 per cent of the Shares," or an "officer" or "director" of the Company, within the meaning of Section 16 of the Exchange Act, Purchaser recognizes that the Shares purchased hereby may give rise to liability to the Company for short swing profits under Section 16 of the Exchange Act.
                                    (e)  Purchaser is  acquiring  the Shares for
                  Purchaser's own account and for investment and not with a view to distribution. The Purchaser understands that such Shares may not have been registered under the Securities Act of 1933, as amended (the "Act"), and, accordingly, such Shares may not be sold or transferred in the absence of such registration or exemption therefrom under the Act.
                                    (f) Purchaser is not  purchasing  the Shares
                  on the basis of material information that has not been publicly disclosed.
                                    (g) If  Purchaser  effects a transfer of any
                  of the Shares purchased hereby which does not comply with applicable law or any of the provisions of this Agreement, Purchaser agrees to indemnify and hold the Company harmless from any loss, liability, claim, damage or expense occasioned thereby, including, without limitation, reasonable attorney's fees and costs of suit.
                                    (h) Purchaser  acknowledges  and understands
                  that no United States federal or state agency has passed upon or made any recommendation or endorsement of the Shares purchased hereby.

                                    (i)  Purchaser  is  fully  aware  of the tax
                  consequences associated with the exercise of the Option and the disposition of the Shares acquired thereby.

         3. Restrictive Legend. Purchaser understands and agrees that if the sale by Purchaser of the Shares is not covered by an effective Registration Statement under the Securities Act the Company may, in its discretion, cause the legend set forth below, or a legend substantially equivalent hereto, to be placed upon any certificate(s) evidencing ownership of the Shares purchased hereby, together with any other legends that may be required by state or federal securities laws:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES CANNOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT, OR (B) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         4. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified or registered mail, return receipt requested, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

                           5. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

                           6. Entire Document. The Option (including the Registration Terms and Conditions attached thereto) is incorporated herein by reference. This Agreement and the Option constitute the entire agreement of the parties and supersede all prior undertakings, agreements, representations, warranties and understandings with respect to the subject matter hereof.

                           7. Headings. The headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                           8. Governing Law. This Agreement and all action taken hereunder shall be enforced, governed and construed by and interpreted under the laws of the State of California applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

                           9.      Purchase   Price;   Delivery   of   Payment;
                  Withholding. The purchase price of the Shares purchased hereunder is $_________, being equal to the number of Shares to be purchased hereunder pursuant to the exercise of the Option described in Paragraph 1 hereof, multiplied by the exercise price as set forth in the Option. Purchaser hereby pays the purchase price of $_________ in full by delivery of $________ in cash.

     IN WITNESS WHEREOF, Purchaser has executed this Agreement this _____ day of


                            Name: ______________________________________

                            Address: ____________________________________

                            --------------------------------------------

                            --------------------------------------------